Exhibit 99.2

Quarterly Financial Supplement -
4Q2011 as Restated to Reflect the Adoption of ASU 2010-26

April 24, 2012

CNO Financial Group, Inc.
Consolidated balance sheet (in millions)	Mar-10	Jun-10	Sep-10	Dec-10	Mar-11	Jun-11	Sep-11	Dec-11

Assets
Investments:
Fixed maturities, available for sale, at fair value	$18,813.8	$19,935.7	$21,007.5	$20,633.9	$20,852.2	$21,622.9	$23,016.7	$23,516.0
Equity securities at fair value	31.1	31.0	41.1	68.1	105.4	129.6	164.3	175.1
Mortgage loans	1,936.6	1,948.1	1,825.6	1,761.2	1,751.3	1,752.8	1,648.2	1,602.8
Policy loans	294.0	292.9	290.9	284.4	281.6	279.5	279.6	279.7
Trading securities	332.0	360.7	389.7	372.6	403.1	83.5	81.8	91.6
Investments held by variable interest entities	511.7	478.4	454.8	420.9	401.6	414.0	453.5	496.3
Securities lending collateral	147.4	77.6	—	—	—	—	—	—
Other invested assets	236.3	167.2	189.5	240.9	272.1	252.2	190.9	202.8
Total investments	22,302.9	23,291.6	24,199.1	23,782.0	24,067.3	24,534.5	25,835.0	26,364.3
Cash and cash equivalents - unrestricted	321.1	323.7	548.8	571.9	424.6	580.2	461.9	436.0
Cash and cash equivalents held by variable interest entities	24.3	13.5	18.3	26.8	27.1	25.3	19.7	74.4
Accrued investment income	334.0	323.1	345.3	327.8	336.7	314.3	301.2	288.7
Present value of future profits	1,133.2	1,077.3	1,028.3	1,008.6	970.1	936.5	714.2	697.7
Deferred acquisition costs	1,048.5	974.3	899.1	999.6	989.3	975.5	749.6	724.8
Reinsurance receivables	3,444.1	3,357.2	3,315.7	3,256.3	3,219.0	3,172.5	3,131.3	3,091.1
Income tax assets, net	1,301.9	1,043.6	806.6	1,127.0	1,090.4	998.4	948.8	891.3
Assets held in separate accounts	17.0	15.6	16.7	17.5	18.1	17.4	15.4	15.0
Other assets	367.6	320.0	323.2	277.4	413.0	323.6	289.6	292.2
Total assets	$30,294.6	$30,739.9	$31,501.1	$31,394.9	$31,555.6	$31,878.2	$32,466.7	$32,875.5
Liabilities
Liabilities for insurance products:
Interest-sensitive products	$13,217.7	$13,177.8	$13,217.6	$13,194.7	$13,161.3	$13,152.8	$13,168.2	$13,165.5
Traditional products	10,137.6	10,199.7	10,253.0	10,307.6	10,357.9	10,424.4	10,444.8	10,482.7
Claims payable and other policyholder funds	969.4	946.0	939.4	968.7	979.0	978.0	985.5	1,034.3
Liabilities related to separate accounts	17.0	15.6	16.7	17.5	18.1	17.4	15.4	15.0
Other liabilities	593.6	693.3	843.2	505.3	651.8	712.2	585.2	556.3
Investment borrowings	454.5	454.2	653.9	1,204.1	1,203.8	1,305.3	1,509.1	1,676.5
Borrowings related to variable interest entities	495.4	449.7	425.0	386.9	354.4	317.3	405.6	519.9
Securities lending payable	152.4	82.0	—	—	—	—	—	—
Notes payable - direct corporate obligations	1,037.2	1,029.4	1,029.8	998.5	949.8	934.5	871.2	857.9
Total liabilities	27,074.8	27,047.7	27,378.6	27,583.3	27,676.1	27,841.9	27,985.0	28,308.1
Shareholders' equity
Common stock	2.5	2.5	2.5	2.5	2.5	2.5	2.4	2.4
Additional paid-in capital	4,411.0	4,418.8	4,421.6	4,424.2	4,426.1	4,414.3	4,379.4	4,361.9
Accumulated deficit	(1,088.6)	(1,068.5)	(1,029.9)	(867.8)	(822.4)	(776.0)	(596.5)	(532.1)
Total shareholders' equity before accumulated other comprehensive income (loss)	3,324.9	3,352.8	3,394.2	3,558.9	3,606.2	3,640.8	3,785.3	3,832.2
Accumulated other comprehensive income (loss)	(105.1)	339.4	728.3	252.7	273.3	395.5	696.4	735.2
Total shareholders' equity	3,219.8	3,692.2	4,122.5	3,811.6	3,879.5	4,036.3	4,481.7	4,567.4
Total liabilities and shareholders' equity	$30,294.6	$30,739.9	$31,501.1	$31,394.9	$31,555.6	$31,878.2	$32,466.7	$32,875.5

	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11

Book value per share at period-end (1) (2)	$13.25	$13.36	$13.52	$14.17	$14.34	$14.60	$15.56	$15.88

Book value per share assuming conversion of convertible securities (1) (3)	$12.00	$11.85	$12.00	$12.51	$12.62	$12.79	$13.60	$13.87

CNO Financial Group, Inc.
Consolidated statement of operations (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Revenues
Insurance policy income	$664.6	$667.9	$674.5	$663.0	$2,670.0	$667.2	$679.6	$673.5	$670.2	$2,690.5
Net investment income (loss):
General account assets	315.2	321.1	326.5	332.2	1,295.0	336.1	342.2	338.2	344.2	1,360.7
Policyholder and reinsurer accounts and other special-purpose portfolios	24.0	(22.7)	43.3	27.3	71.9	37.4	3.1	(54.9)	7.8	(6.6)
Realized investment gains (losses):
Net realized investment gains, excluding impairment losses	15.4	11.2	28.1	125.3	180.0	18.4	13.0	33.5	31.5	96.4
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(17.7)	(29.3)	(22.8)	(77.0)	(146.8)	(13.3)	(10.1)	(2.9)	(13.6)	(39.9)
Portion of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss)	(2.6)	1.4	(1.7)	(0.1)	(3.0)	—	—	—	5.3	5.3
Net impairment losses recognized	(20.3)	(27.9)	(24.5)	(77.1)	(149.8)	(13.3)	(10.1)	(2.9)	(8.3)	(34.6)
Total realized gains (losses)	(4.9)	(16.7)	3.6	48.2	30.2	5.1	2.9	30.6	23.2	61.8
Fee revenue and other income	3.5	3.6	4.6	5.1	16.8	3.4	4.2	4.9	5.7	18.2
Total revenues	1,002.4	953.2	1,052.5	1,075.8	4,083.9	1,049.2	1,032.0	992.3	1,051.1	4,124.6

Benefits and expenses
Insurance policy benefits	699.0	651.0	700.0	673.7	2,723.7	683.2	684.4	661.0	670.4	2,699.0
Interest expense	27.5	28.7	28.4	28.6	113.2	29.2	28.9	27.9	28.1	114.1
Amortization	75.2	68.8	89.9	91.1	325.0	94.9	70.6	58.6	73.3	297.4
Loss on extinguishment of debt	1.8	0.9	—	4.1	6.8	1.4	0.6	1.1	0.3	3.4
Other operating costs and expenses	167.8	172.2	173.8	176.5	690.3	170.1	175.7	182.0	176.7	704.5
Total benefits and expenses	971.3	921.6	992.1	974.0	3,859.0	978.8	960.2	930.6	948.8	3,818.4

Income before income taxes	31.1	31.6	60.4	101.8	224.9	70.4	71.8	61.7	102.3	306.2
Income tax expense on period income	11.3	11.5	21.8	34.7	79.3	25.0	25.4	25.2	37.9	113.5
Valuation allowance for deferred tax assets	—	—	—	(95.0)	(95.0)	—	—	(143.0)	—	(143.0)
Net income	$19.8	$20.1	$38.6	$162.1	$240.6	$45.4	$46.4	$179.5	$64.4	$335.7

CNO Financial Group, Inc.
Operating results ($ in millions, except per share amounts)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

EBIT (4):
Bankers Life	$40.2	$50.3	$84.2	$62.8	$237.5	$62.2	$72.1	$79.4	$77.2	$290.9
Washington National	27.0	19.6	26.1	27.7	100.4	24.3	21.8	21.2	28.8	96.1
Colonial Penn	(4.1)	2.6	2.2	3.5	4.2	(5.7)	0.5	(1.3)	1.8	(4.7)
Other CNO Business	(0.9)	8.8	(23.6)	6.5	(9.2)	7.4	5.1	2.8	—	15.3
EBIT from business segments	62.2	81.3	88.9	100.5	332.9	88.2	99.5	102.1	107.8	397.6
Corporate operations, excluding corporate interest expense	(5.0)	(11.8)	(12.3)	(13.7)	(42.8)	(0.5)	(11.3)	(27.5)	(8.4)	(47.7)
EBIT	57.2	69.5	76.6	86.8	290.1	87.7	88.2	74.6	99.4	349.9
Corporate interest expense	(19.5)	(19.8)	(20.0)	(20.0)	(79.3)	(20.6)	(19.3)	(18.7)	(17.7)	(76.3)
Income before net realized investment gains (losses), fair value changes in embedded derivative liabilities and taxes	37.7	49.7	56.6	66.8	210.8	67.1	68.9	55.9	81.7	273.6
Tax expense on operating income	13.6	17.8	20.5	22.5	74.4	23.9	24.4	23.1	30.7	102.1
Net operating income (5)	24.1	31.9	36.1	44.3	136.4	43.2	44.5	32.8	51.0	171.5
Net realized investment gains (losses) (net of related amortization and taxes)	(3.1)	(11.2)	2.5	25.4	13.6	3.1	2.3	17.3	14.0	36.7
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	—	—	—	—	—	—	—	(12.9)	(0.4)	(13.3)
Loss on extinguishment of debt, net of income taxes	(1.2)	(0.6)	—	(2.6)	(4.4)	(0.9)	(0.4)	(0.7)	(0.2)	(2.2)
Net income before valuation allowance for deferred tax assets	19.8	20.1	38.6	67.1	145.6	45.4	46.4	36.5	64.4	192.7
Valuation allowance for deferred tax assets	—	—	—	95.0	95.0	—	—	143.0	—	143.0
Net income	$19.8	$20.1	$38.6	$162.1	$240.6	$45.4	$46.4	$179.5	$64.4	$335.7

Per diluted share:
Net operating income	$.09	$.12	$.13	$.16	$.50	$.15	$.15	$.12	$.18	$.61
Net realized investment gains (losses), net of related amortization and taxes	(.01)	(.04)	.01	.08	.04	.01	.01	.06	.05	.12
Fair value changes in embedded derivative liabilities, net of related amortization and taxes	—	—	—	—	—	—	—	(.04)	—	(.04)
Loss on extinguishment of debt	—	—	—	(.01)	(.01)	—	—	—	—	(.01)
Valuation allowance for deferred tax assets	—	—	—	.31	.31	—	—	.47	—	.47
Diluted earnings per share	$.08	$.08	$.14	$.54	$.84	$.16	$.16	$.61	$.23	$1.15

CNO Financial Group, Inc.
Computation of weighted average shares outstanding	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011
(000s)

Basic
Shares outstanding, beginning of period	250,786.2	250,929.8	251,044.7	251,046.4	250,786.2	251,084.2	251,404.9	249,415.2	243,247.3	251,084.2
Weighted average shares issued during the period:
Shares repurchased	—	—	—	—	—	—	(590.3)	(2,511.6)	(720.5)	(3,700.7)
Shares issued under stock option and restricted stock plans	2.3	67.8	0.1	18.2	240.0	52.6	118.5	61.8	268.6	694.4
Shares withheld for the payment of taxes owed on the vesting of restricted stock	(0.7)	(3.4)	—	(0.5)	(53.5)	(16.3)	—	(0.3)	(6.2)	(125.9)
Weighted average basic shares outstanding during the period	250,787.8	250,994.2	251,044.8	251,064.1	250,972.7	251,120.5	250,933.1	246,965.1	242,789.2	247,952.0
Basic shares outstanding, end of period	250,929.8	251,044.7	251,046.4	251,084.2	251,084.2	251,404.9	249,415.2	243,247.3	241,304.5	241,304.5
Diluted
Weighted average basic shares outstanding	250,787.8	250,994.2	251,044.8	251,064.1	250,972.7	251,120.5	250,933.1	246,965.1	242,789.2	247,952.0
Common stock equivalent shares related to:
Convertible debentures	39,532.4	49,793.3	53,363.6	53,366.9	49,014.1	53,366.9	53,366.9	53,366.9	53,366.9	53,366.9
Stock option and restricted stock plans	1,760.3	1,860.6	1,631.2	2,231.1	1,870.8	2,748.3	3,035.8	2,352.9	1,914.6	2,512.9
Warrants	—	—	—	—	—	262.4	712.4	22.9	—	249.4
Weighted average diluted shares outstanding during the period	292,080.5	302,648.1	306,039.6	306,662.1	301,857.6	307,498.1	308,048.2	302,707.8	298,070.7	304,081.2
Diluted shares outstanding, end of period	296,498.0	306,268.9	306,044.5	306,682.1	306,682.1	307,782.4	306,530.3	298,990.0	296,586.0	296,586.0

EBIT from Business Segments Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.

EBIT from In-force Business	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Revenues
Insurance policy income	$583.5	$581.4	$588.3	$574.5	$2,327.7	$584.0	$594.3	$585.3	$583.6	$2,347.2
Net investment income (loss)	317.4	285.4	344.0	345.3	1,292.1	349.8	331.7	283.8	338.7	1,304.0
Fee revenue and other income	1.8	1.5	2.4	2.8	8.5	1.9	2.4	2.7	3.1	10.1
Total revenues	902.7	868.3	934.7	922.6	3,628.3	935.7	928.4	871.8	925.4	3,661.3

Benefits and expenses
Insurance policy benefits	635.7	589.5	632.2	611.1	2,468.5	624.8	626.3	569.4	609.1	2,429.6
Interest expense	5.0	5.0	5.1	5.9	21.0	6.1	6.1	6.7	6.9	25.8
Amortization	69.2	62.9	84.0	75.5	291.6	85.3	61.9	55.5	63.4	266.1
Other operating costs and expenses	97.0	98.4	96.0	99.0	390.4	90.1	95.5	91.8	101.4	378.8
Total benefits and expenses	806.9	755.8	817.3	791.5	3,171.5	806.3	789.8	723.4	780.8	3,100.3
EBIT from In-Force Business	$95.8	$112.5	$117.4	$131.1	$456.8	$129.4	$138.6	$148.4	$144.6	$561.0

EBIT from New Business

Revenues
Insurance policy income	$81.1	$86.5	$86.2	$88.5	$342.3	$83.2	$85.3	$88.2	$86.6	$343.3
Net investment income (loss)	16.2	11.1	17.3	11.5	56.1	11.1	9.1	6.2	10.6	37.0
Fee revenue and other income	1.0	1.5	1.7	1.9	6.1	.9	1.3	1.5	1.9	5.6
Total revenues	98.3	99.1	105.2	101.9	404.5	95.2	95.7	95.9	99.1	385.9

Benefits and expenses
Insurance policy benefits	63.3	61.5	67.8	62.6	255.2	58.4	58.1	57.7	60.8	235.0
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization	6.1	5.4	6.1	6.5	24.1	9.2	9.3	13.3	8.1	39.9
Other operating costs and expenses	62.5	63.4	59.8	63.4	249.1	68.8	67.4	71.2	67.0	274.4
Total benefits and expenses	131.9	130.3	133.7	132.5	528.4	136.4	134.8	142.2	135.9	549.3
EBIT from New Business	$(33.6)	$(31.2)	$(28.5)	$(30.6)	$(123.9)	$(41.2)	$(39.1)	$(46.3)	$(36.8)	$(163.4)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$664.6	$667.9	$674.5	$663.0	$2,670.0	$667.2	$679.6	$673.5	$670.2	$2,690.5
Net investment income (loss)	333.6	296.5	361.3	356.8	1,348.2	360.9	340.8	290.0	349.3	1,341.0
Fee revenue and other income	2.8	3.0	4.1	4.7	14.6	2.8	3.7	4.2	5.0	15.7
Total revenues	1,001.0	967.4	1,039.9	1,024.5	4,032.8	1,030.9	1,024.1	967.7	1,024.5	4,047.2

Benefits and expenses
Insurance policy benefits	699.0	651.0	700.0	673.7	2,723.7	683.2	684.4	627.1	669.9	2,664.6
Interest expense	5.0	5.0	5.1	5.9	21.0	6.1	6.1	6.7	6.9	25.8
Amortization	75.3	68.3	90.1	82.0	315.7	94.5	71.2	68.8	71.5	306.0
Other operating costs and expenses	159.5	161.8	155.8	162.4	639.5	158.9	162.9	163.0	168.4	653.2
Total benefits and expenses	938.8	886.1	951.0	924.0	3,699.9	942.7	924.6	865.6	916.7	3,649.6
EBIT from In-Force and New Business	$62.2	$81.3	$88.9	$100.5	$332.9	$88.2	$99.5	$102.1	$107.8	$397.6

CNO Financial Group, Inc.
Bankers Life
Analysis of income before taxes (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Insurance policy income	$396.2	$400.7	$405.1	$394.2	$1,596.2	$400.0	$409.6	$404.6	$398.2	$1,612.4
Net investment income (loss):
General account invested assets	172.2	177.0	182.4	187.7	719.3	191.3	196.5	194.3	198.2	780.3
Fixed index products	12.1	(15.3)	21.9	13.9	32.6	18.3	0.4	(36.3)	3.6	(14.0)
Other special-purpose portfolios	1.6	(1.2)	4.2	2.4	7.0	—	—	—	—	—
Net realized investment gains (losses)	(3.0)	(10.3)	18.3	57.1	62.1	6.6	(1.8)	26.5	16.6	47.9
Fee revenue and other income	2.3	2.7	3.6	4.2	12.8	2.3	3.3	3.6	4.6	13.8
Total revenues	581.4	553.6	635.5	659.5	2,430.0	618.5	608.0	592.7	621.2	2,440.4

Insurance policy benefits	350.6	344.2	341.8	339.9	1,376.5	337.6	351.3	333.6	339.2	1,361.7
Insurance policy benefits - fair value changes in embedded derivative liabilities	—	—	—	—	—	—	—	30.7	0.5	31.2
Amounts added to policyholder account balances:
Annuity products and interest-sensitive life products other than fixed index products	43.8	44.1	43.3	44.1	175.3	40.8	40.5	40.0	39.9	161.2
Fixed index products	22.1	(5.6)	17.0	22.0	55.5	26.4	17.1	(13.0)	16.7	47.2
Amortization related to operations	48.7	50.8	55.6	52.8	207.9	68.5	46.9	44.1	46.8	206.3
Amortization related to net realized investment gains (losses)	0.5	(0.5)	1.1	6.9	8.0	0.8	(0.3)	3.0	1.7	5.2
Amortization related to fair value changes in embedded derivative liabilities	—	—	—	—	—	—	—	(11.5)	0.1	(11.4)
Interest expense on investment borrowings	—	—	—	1.0	1.0	1.2	1.1	1.2	1.3	4.8
Other operating costs and expenses	79.0	80.1	75.3	79.8	314.2	75.2	80.8	80.9	83.5	320.4
Total benefits and expenses	544.7	513.1	534.1	546.5	2,138.4	550.5	537.4	509.0	529.7	2,126.6
Income before income taxes	$36.7	$40.5	$101.4	$113.0	$291.6	$68.0	$70.6	$83.7	$91.5	$313.8

Health underwriting margins (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Medicare supplement:
Earned premium	$178.8	$178.5	$178.2	$177.4	$712.9	$181.0	$179.5	$179.2	$178.6	$718.3
Benefit ratio	72.8%	70.7%	69.5%	70.7%	70.9%	67.2%	69.8%	68.4%	70.5%	69.0%
Underwriting margin (earned premium less policy benefits)	$48.6	$52.3	$54.4	$52.0	$207.3	$59.3	$54.2	$56.7	$52.7	$222.9

PDP:
Earned premium	$18.0	$19.7	$19.3	$10.8	$67.8	$14.4	$16.7	$12.9	$10.5	$54.5
Benefit ratio	88.7%	89.8%	64.4%	60.7%	77.7%	89.5%	88.6%	76.1%	72.6%	82.8%
Underwriting margin (earned premium less policy benefits)	$2.0	$2.0	$6.9	$4.2	$15.1	$1.5	$1.9	$3.1	$2.9	$9.4

PFFS:
Earned premium	$(0.1)	$(0.3)	$(0.4)	$0.2	$(0.6)	$—	$3.6	$—	$—	$3.6
Benefit ratio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Underwriting margin (earned premium less policy benefits)	$5.0	$4.0	$6.5	$2.0	$17.5	$0.7	$3.7	$0.5	$0.3	$5.2

Long-term care:
Earned premium	$149.1	$144.6	$146.8	$145.4	$585.9	$144.4	$143.4	$142.0	$141.1	$570.9
Benefit ratio before interest income on reserves	114.4%	113.0%	114.2%	113.3%	113.7%	113.4%	115.0%	109.7%	112.1%	112.6%
Interest-adjusted benefit ratio	75.2%	71.9%	73.2%	71.5%	73.0%	70.8%	71.6%	65.5%	67.3%	68.8%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$36.9	$40.6	$39.4	$41.5	$158.4	$42.2	$40.7	$49.1	$46.1	$178.1

CNO Financial Group, Inc.
Bankers Life
Average liabilities for insurance products (in millions) (continued)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Annuities:
Mortality based	$251.8	$250.7	$249.4	$248.5	$250.1	$245.9	$243.1	$240.0	$236.7	$241.4
Fixed index	1,685.0	1,769.7	1,871.3	2,008.3	1,833.6	2,147.7	2,268.3	2,412.9	2,573.0	2,350.5
Deposit based	4,905.3	4,905.5	4,905.2	4,882.8	4,899.7	4,832.4	4,793.2	4,750.5	4,699.6	4,768.9
Medicare supplement and other supplemental health	4,275.6	4,337.4	4,376.8	4,431.4	4,355.3	4,489.6	4,529.9	4,564.0	4,606.8	4,547.6
Life:
Interest sensitive	407.8	412.2	414.0	417.6	412.9	420.5	425.2	431.8	437.1	428.6
Non-interest sensitive	331.4	346.9	363.4	379.5	355.3	397.8	416.8	437.7	460.5	428.2
Total average liabilities for insurance products, net of reinsurance ceded	$11,856.9	$12,022.4	$12,180.1	$12,368.1	$12,106.9	$12,533.9	$12,676.5	$12,836.9	$13,013.7	$12,765.2

Present value of future profits (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$569.5	$539.1	$495.3	$465.7	$569.5	$467.2	$442.7	$422.0	$208.9	$467.2
Amortization related to operations	(22.5)	(21.5)	(19.1)	(16.9)	(80.0)	(24.6)	(16.9)	(14.3)	(14.2)	(70.0)
Amortization related to net realized investment (gains) losses	—	—	(0.1)	(0.4)	(0.5)	(0.1)	0.1	(0.2)	(0.2)	(0.4)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(7.9)	(22.3)	(10.4)	18.8	(21.8)	0.2	(3.9)	(198.6)	7.3	(195.0)
Balance, end of period	$539.1	$495.3	$465.7	$467.2	$467.2	$442.7	$422.0	$208.9	$201.8	$201.8

Deferred acquisition costs (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$707.0	$694.9	$632.6	$572.0	$707.0	$662.3	$657.7	$648.2	$442.2	$662.3
Deferred acquisition expenses	39.3	43.6	44.0	44.0	170.9	40.4	40.2	45.8	39.9	166.3
Amortization related to operations	(26.2)	(29.3)	(36.5)	(35.9)	(127.9)	(43.9)	(30.0)	(29.8)	(32.6)	(136.3)
Amortization related to net realized investment (gains) losses	(0.5)	0.5	(1.0)	(6.5)	(7.5)	(0.7)	0.2	(2.8)	(1.5)	(4.8)
Amortization related to fair value changes in embedded derivative liabilities	—	—	—	—	—	—	—	11.5	(0.1)	11.4
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(24.7)	(77.1)	(67.1)	88.7	(80.2)	(0.4)	(19.9)	(230.7)	(29.2)	(280.2)
Balance, end of period	$694.9	$632.6	$572.0	$662.3	$662.3	$657.7	$648.2	$442.2	$418.7	$418.7

Bankers Life Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-force Business	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Revenues
Insurance policy income	$336.9	$336.2	$340.5	$327.6	$1,341.2	$338.8	$346.3	$339.0	$334.8	$1,358.9
Net investment income (loss)	169.7	149.4	191.2	192.5	702.8	198.5	187.8	151.8	191.2	729.3
Fee revenue and other income	1.3	1.2	1.9	2.3	6.7	1.4	2.0	2.1	2.7	8.2
Total revenues	507.9	486.8	533.6	522.4	2,050.7	538.7	536.1	492.9	528.7	2,096.4

Benefits and expenses
Insurance policy benefits	363.7	331.7	344.6	353.8	1,393.8	356.9	361.3	313.7	346.1	1,378.0
Interest expense	—	—	—	1.0	1.0	1.2	1.1	1.2	1.3	4.8
Amortization	43.6	46.2	50.3	47.1	187.2	60.1	38.5	31.6	39.7	169.9
Other operating costs and expenses	39.8	37.1	34.3	35.3	146.5	33.8	36.6	34.8	38.9	144.1
Total benefits and expenses	447.1	415.0	429.2	437.2	1,728.5	452.0	437.5	381.3	426.0	1,696.8
EBIT from In-Force Business	$60.8	$71.8	$104.4	$85.2	$322.2	$86.7	$98.6	$111.6	$102.7	$399.6

EBIT from New Business

Revenues
Insurance policy income	$59.3	$64.5	$64.6	$66.6	$255.0	$61.2	$63.3	$65.6	$63.4	$253.5
Net investment income (loss)	16.2	11.1	17.3	11.5	56.1	11.1	9.1	6.2	10.6	37.0
Fee revenue and other income	1.0	1.5	1.7	1.9	6.1	.9	1.3	1.5	1.9	5.6
Total revenues	76.5	77.1	83.6	80.0	317.2	73.2	73.7	73.3	75.9	296.1

Benefits and expenses
Insurance policy benefits	52.8	51.0	57.5	52.2	213.5	47.9	47.6	46.9	49.7	192.1
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization	5.1	4.6	5.3	5.7	20.7	8.4	8.4	12.5	7.1	36.4
Other operating costs and expenses	39.2	43.0	41.0	44.5	167.7	41.4	44.2	46.1	44.6	176.3
Total benefits and expenses	97.1	98.6	103.8	102.4	401.9	97.7	100.2	105.5	101.4	404.8
EBIT from New Business	$(20.6)	$(21.5)	$(20.2)	$(22.4)	$(84.7)	$(24.5)	$(26.5)	$(32.2)	$(25.5)	$(108.7)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$396.2	$400.7	$405.1	$394.2	$1,596.2	$400.0	$409.6	$404.6	$398.2	$1,612.4
Net investment income (loss)	185.9	160.5	208.5	204.0	758.9	209.6	196.9	158.0	201.8	766.3
Fee revenue and other income	2.3	2.7	3.6	4.2	12.8	2.3	3.3	3.6	4.6	13.8
Total revenues	584.4	563.9	617.2	602.4	2,367.9	611.9	609.8	566.2	604.6	2,392.5

Benefits and expenses
Insurance policy benefits	416.5	382.7	402.1	406.0	1,607.3	404.8	408.9	360.6	395.8	1,570.1
Interest expense	—	—	—	1.0	1.0	1.2	1.1	1.2	1.3	4.8
Amortization	48.7	50.8	55.6	52.8	207.9	68.5	46.9	44.1	46.8	206.3
Other operating costs and expenses	79.0	80.1	75.3	79.8	314.2	75.2	80.8	80.9	83.5	320.4
Total benefits and expenses	544.2	513.6	533.0	539.6	2,130.4	549.7	537.7	486.8	527.4	2,101.6
EBIT from In-Force and New Business	$40.2	$50.3	$84.2	$62.8	$237.5	$62.2	$72.1	$79.4	$77.2	$290.9

CNO Financial Group, Inc.
Washington National
Analysis of income before taxes (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Insurance policy income	$145.4	$144.7	$144.9	$146.0	$581.0	$145.4	$146.6	$145.9	$147.2	$585.1
Net investment income (loss):
General account invested assets	45.5	45.8	46.2	46.7	184.2	46.3	46.7	47.3	49.1	189.4
Trading account income related to reinsurer accounts	0.8	1.1	1.6	(1.0)	2.5	0.3	0.7	2.6	0.2	3.8
Change in value of embedded derivatives related to modified coinsurance agreements	(0.9)	(1.0)	(1.4)	2.0	(1.3)	(0.3)	(0.7)	(2.6)	(0.1)	(3.7)
Net realized investment gains (losses)	(1.2)	—	(2.3)	(3.9)	(7.4)	(0.5)	(0.5)	1.6	1.4	2.0
Fee revenue and other income	0.3	0.2	0.3	0.3	1.1	0.3	0.2	0.4	0.1	1.0
Total revenues	189.9	190.8	189.3	190.1	760.1	191.5	193.0	195.2	197.9	777.6

Insurance policy benefits	112.5	116.7	112.4	109.0	450.6	112.2	118.3	119.0	115.0	464.5
Amortization related to operations	12.1	10.8	11.8	11.9	46.6	13.4	11.4	10.8	9.3	44.9
Interest expense on investment borrowings	—	—	—	—	—	—	—	0.2	0.5	0.7
Other operating costs and expenses	39.5	43.7	41.3	45.4	169.9	42.1	42.0	42.4	42.9	169.4
Total benefits and expenses	164.1	171.2	165.5	166.3	667.1	167.7	171.7	172.4	167.7	679.5
Income before income taxes	$25.8	$19.6	$23.8	$23.8	$93.0	$23.8	$21.3	$22.8	$30.2	$98.1

Health underwriting margins (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Medicare supplement:
Earned premium	$41.6	$40.2	$39.1	$37.5	$158.4	$35.5	$34.9	$33.5	$32.6	$136.5
Benefit ratio	65.7%	65.8%	67.0%	70.9%	67.3%	66.3%	71.1%	69.9%	66.7%	68.5%
Underwriting margin (earned premium less policy benefits)	$14.2	$13.8	$12.9	$10.9	$51.8	$12.0	$10.1	$10.1	$10.8	$43.0

Supplemental health:
Earned premium	$98.0	$99.1	$100.6	$103.1	$400.8	$104.7	$106.9	$107.6	$110.0	$429.2
Benefit ratio before interest income on reserves	82.3%	83.2%	81.3%	75.0%	80.4%	78.7%	82.7%	82.4%	76.3%	80.0%
Interest-adjusted benefit ratio	49.4%	52.0%	50.5%	45.0%	49.2%	49.1%	54.1%	53.9%	48.3%	51.3%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$49.6	$47.6	$49.7	$56.8	$203.7	$53.3	$49.1	$49.6	$56.6	$208.6

CNO Financial Group, Inc.
Washington National
Average liabilities for insurance products (in millions) (continued)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Medicare supplement and other supplemental health	$2,530.1	$2,485.5	$2,432.4	$2,432.5	$2,470.1	$2,434.6	$2,437.1	$2,436.9	$2,436.1	$2,436.2
Non-interest sensitive life	206.8	206.5	207.8	205.7	206.7	205.2	202.2	198.7	199.6	201.4
Total average liabilities for insurance products, net of reinsurance ceded	$2,736.9	$2,692.0	$2,640.2	$2,638.2	$2,676.8	$2,639.8	$2,639.3	$2,635.6	$2,635.7	$2,637.6

Present value of future profits (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$455.1	$447.6	$440.7	$433.8	$455.1	$426.9	$418.5	$411.5	$406.0	$426.9
Amortization related to operations	(7.5)	(6.9)	(6.9)	(6.9)	(28.2)	(8.4)	(7.0)	(5.5)	(4.0)	(24.9)
Balance, end of period	$447.6	$440.7	$433.8	$426.9	$426.9	$418.5	$411.5	$406.0	$402.0	$402.0

Deferred acquisition costs (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$104.1	$108.3	$113.0	$122.2	$104.1	$126.8	$130.4	$135.0	$138.7	$126.8
Deferred acquisition expenses	8.8	8.6	14.1	9.6	41.1	8.6	9.0	9.0	8.9	35.5
Amortization related to operations	(4.6)	(3.9)	(4.9)	(5.0)	(18.4)	(5.0)	(4.4)	(5.3)	(5.3)	(20.0)
Balance, end of period	$108.3	$113.0	$122.2	$126.8	$126.8	$130.4	$135.0	$138.7	$142.3	$142.3

Washington National Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-force Business	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Revenues
Insurance policy income	$131.4	$130.9	$131.4	$132.3	$526.0	$131.9	$133.5	$132.1	$133.2	$530.7
Net investment income (loss)	45.4	45.9	46.4	47.7	185.4	46.3	46.7	47.3	49.2	189.5
Fee revenue and other income	0.3	0.2	0.3	0.3	1.1	0.3	0.2	0.4	0.1	1.0
Total revenues	177.1	177.0	178.1	180.3	712.5	178.5	180.4	179.8	182.5	721.2

Benefits and expenses
Insurance policy benefits	106.5	110.9	106.8	103.3	427.5	106.6	112.9	113.3	109.2	442.0
Interest expense	—	—	—	—	—	—	—	0.2	0.5	0.7
Amortization	11.2	10.2	11.3	11.3	44.0	12.7	10.6	10.2	8.6	42.1
Other operating costs and expenses	31.8	34.8	33.3	35.8	135.7	31.9	32.1	33.7	32.1	129.8
Total benefits and expenses	149.5	155.9	151.4	150.4	607.2	151.2	155.6	157.4	150.4	614.6
EBIT from In-Force Business	$27.6	$21.1	$26.7	$29.9	$105.3	$27.3	$24.8	$22.4	$32.1	$106.6

EBIT from New Business

Revenues
Insurance policy income	$14.0	$13.8	$13.5	$13.7	$55.0	$13.5	$13.1	$13.8	$14.0	$54.4
Net investment income (loss)	—	—	—	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—	—	—	—
Total revenues	14.0	13.8	13.5	13.7	55.0	13.5	13.1	13.8	14.0	54.4

Benefits and expenses
Insurance policy benefits	6.0	5.8	5.6	5.7	23.1	5.6	5.4	5.7	5.8	22.5
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization	0.9	0.6	0.5	0.6	2.6	0.7	0.8	0.6	0.7	2.8
Other operating costs and expenses	7.7	8.9	8.0	9.6	34.2	10.2	9.9	8.7	10.8	39.6
Total benefits and expenses	14.6	15.3	14.1	15.9	59.9	16.5	16.1	15.0	17.3	64.9
EBIT from New Business	$(0.6)	$(1.5)	$(0.6)	$(2.2)	$(4.9)	$(3.0)	$(3.0)	$(1.2)	$(3.3)	$(10.5)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$145.4	$144.7	$144.9	$146.0	$581.0	$145.4	$146.6	$145.9	$147.2	$585.1
Net investment income (loss)	45.4	45.9	46.4	47.7	185.4	46.3	46.7	47.3	49.2	189.5
Fee revenue and other income	0.3	0.2	0.3	0.3	1.1	0.3	0.2	0.4	0.1	1.0
Total revenues	191.1	190.8	191.6	194.0	767.5	192.0	193.5	193.6	196.5	775.6

Benefits and expenses
Insurance policy benefits	112.5	116.7	112.4	109.0	450.6	112.2	118.3	119.0	115.0	464.5
Interest expense	—	—	—	—	—	—	—	0.2	0.5	0.7
Amortization	12.1	10.8	11.8	11.9	46.6	13.4	11.4	10.8	9.3	44.9
Other operating costs and expenses	39.5	43.7	41.3	45.4	169.9	42.1	42.0	42.4	42.9	169.4
Total benefits and expenses	164.1	171.2	165.5	166.3	667.1	167.7	171.7	172.4	167.7	679.5
EBIT from In-Force and New Business	$27.0	$19.6	$26.1	$27.7	$100.4	$24.3	$21.8	$21.2	$28.8	$96.1

CNO Financial Group, Inc.
Colonial Penn
Analysis of income (loss) before taxes (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Insurance policy income	$48.2	$49.3	$48.8	$48.6	$194.9	$50.3	$50.9	$50.8	$51.0	$203.0
Net investment income on general account invested assets	9.7	9.7	9.9	10.0	39.3	10.3	10.5	10.1	10.2	41.1
Net realized investment gains	0.5	—	2.0	4.1	6.6	1.1	0.2	3.5	1.0	5.8
Fee revenue and other income	0.2	0.1	0.2	0.2	0.7	0.2	0.2	0.2	0.3	0.9
Total revenues	58.6	59.1	60.9	62.9	241.5	61.9	61.8	64.6	62.5	250.8

Insurance policy benefits	36.4	35.2	36.1	36.1	143.8	38.5	37.8	35.7	37.2	149.2
Amounts added to annuity and interest-sensitive life product account balances	0.3	0.2	0.3	0.2	1.0	0.2	0.2	0.3	0.2	0.9
Amortization related to operations	3.4	3.3	2.9	2.9	12.5	4.0	3.5	3.5	4.0	15.0
Other operating costs and expenses	22.1	17.8	17.4	16.1	73.4	23.8	19.6	22.9	18.3	84.6
Total benefits and expenses	62.2	56.5	56.7	55.3	230.7	66.5	61.1	62.4	59.7	249.7
Income (loss) before income taxes	$(3.6)	$2.6	$4.2	$7.6	$10.8	$(4.6)	$0.7	$2.2	$2.8	$1.1

Average liabilities for insurance products (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Annuities - mortality based	$79.9	$79.3	$79.2	$79.2	$79.4	$78.5	$77.8	$77.3	$77.1	$77.7
Supplemental health	18.3	17.7	17.5	17.1	17.6	16.6	16.3	16.1	15.8	16.2
Life:
Interest sensitive	21.9	21.6	21.1	20.7	21.3	20.7	20.5	20.2	20.1	20.3
Non-interest sensitive	576.6	578.2	580.3	583.6	579.7	586.7	588.7	590.2	593.4	589.8
Total average liabilities for insurance products, net of reinsurance ceded	$696.7	$696.8	$698.1	$700.6	$698.0	$702.5	$703.3	$703.8	$706.4	$704.0

Present value of future profits (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$92.4	$89.4	$86.6	$84.0	$92.4	$81.7	$79.1	$76.9	$74.9	$81.7
Amortization related to operations	(3.0)	(2.8)	(2.6)	(2.3)	(10.7)	(2.6)	(2.2)	(2.0)	(2.3)	(9.1)
Balance, end of period	$89.4	$86.6	$84.0	$81.7	$81.7	$79.1	$76.9	$74.9	$72.6	$72.6

Deferred acquisition costs (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$44.1	$45.9	$46.9	$48.0	$44.1	$48.5	$49.4	$50.4	$51.2	$48.5
Deferred acquisition expenses	2.2	1.5	1.4	1.1	6.2	2.3	2.3	2.3	2.0	8.9
Amortization related to operations	(0.4)	(0.5)	(0.3)	(0.6)	(1.8)	(1.4)	(1.3)	(1.5)	(1.7)	(5.9)
Balance, end of period	$45.9	$46.9	$48.0	$48.5	$48.5	$49.4	$50.4	$51.2	$51.5	$51.5

Colonial Penn Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-force Business	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Revenues
Insurance policy income	$40.4	$41.1	$40.7	$40.4	$162.6	$41.8	$42.0	$42.0	$41.8	$167.6
Net investment income (loss)	9.7	9.7	9.9	10.0	39.3	10.3	10.5	10.1	10.2	41.1
Fee revenue and other income	0.2	0.1	0.2	0.2	0.7	0.2	0.2	0.2	0.3	0.9
Total revenues	50.3	50.9	50.8	50.6	202.6	52.3	52.7	52.3	52.3	209.6

Benefits and expenses
Insurance policy benefits	32.2	30.7	31.7	31.6	126.2	33.8	32.9	30.9	32.1	129.7
Amortization	3.3	3.1	2.6	2.7	11.7	3.9	3.4	3.3	3.7	14.3
Other operating costs and expenses	6.5	6.3	6.6	6.8	26.2	6.6	6.3	6.5	6.7	26.1
Total benefits and expenses	42.0	40.1	40.9	41.1	164.1	44.3	42.6	40.7	42.5	170.1
EBIT from In-Force Business	$8.3	$10.8	$9.9	$9.5	$38.5	$8.0	$10.1	$11.6	$9.8	$39.5

EBIT from New Business

Revenues
Insurance policy income	$7.8	$8.2	$8.1	$8.2	$32.3	$8.5	$8.9	$8.8	$9.2	$35.4
Net investment income (loss)	—	—	—	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—	—	—	—
Total revenues	7.8	8.2	8.1	8.2	32.3	8.5	8.9	8.8	9.2	35.4

Benefits and expenses
Insurance policy benefits	4.5	4.7	4.7	4.7	18.6	4.9	5.1	5.1	5.3	20.4
Amortization	0.1	0.2	0.3	0.2	0.8	0.1	0.1	0.2	0.3	0.7
Other operating costs and expenses	15.6	11.5	10.8	9.3	47.2	17.2	13.3	16.4	11.6	58.5
Total benefits and expenses	20.2	16.4	15.8	14.2	66.6	22.2	18.5	21.7	17.2	79.6
EBIT from New Business	$(12.4)	$(8.2)	$(7.7)	$(6.0)	$(34.3)	$(13.7)	$(9.6)	$(12.9)	$(8.0)	$(44.2)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$48.2	$49.3	$48.8	$48.6	$194.9	$50.3	$50.9	$50.8	$51.0	$203.0
Net investment income (loss)	9.7	9.7	9.9	10.0	39.3	10.3	10.5	10.1	10.2	41.1
Fee revenue and other income	0.2	0.1	0.2	0.2	0.7	0.2	0.2	0.2	0.3	0.9
Total revenues	58.1	59.1	58.9	58.8	234.9	60.8	61.6	61.1	61.5	245.0

Benefits and expenses
Insurance policy benefits	36.7	35.4	36.4	36.3	144.8	38.7	38.0	36.0	37.4	150.1
Amortization	3.4	3.3	2.9	2.9	12.5	4.0	3.5	3.5	4.0	15.0
Other operating costs and expenses	22.1	17.8	17.4	16.1	73.4	23.8	19.6	22.9	18.3	84.6
Total benefits and expenses	62.2	56.5	56.7	55.3	230.7	66.5	61.1	62.4	59.7	249.7
EBIT from In-Force and New Business	$(4.1)	$2.6	$2.2	$3.5	$4.2	$(5.7)	$0.5	$(1.3)	$1.8	$(4.7)

CNO Financial Group, Inc.
Other CNO Business
Analysis of income (loss) before taxes (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Insurance policy income	$74.8	$73.2	$75.7	$74.2	$297.9	$71.5	$72.5	$72.2	$73.8	$290.0
Net investment income (loss):
General account invested assets	87.8	88.5	88.0	87.8	352.1	88.2	87.6	85.4	85.7	346.9
Fixed index products	3.9	(6.5)	6.2	6.2	9.8	5.0	(0.9)	(8.4)	0.9	(3.4)
Trading account income related to policyholder accounts	0.9	(1.6)	2.3	1.1	2.7	1.5	—	(2.4)	1.5	0.6
Net realized investment gains (losses)	0.1	(5.0)	(13.0)	(9.7)	(27.6)	(1.0)	1.1	3.0	3.0	6.1
Total revenues	167.5	148.6	159.2	159.6	634.9	165.2	160.3	149.8	164.9	640.2

Insurance policy benefits	90.3	84.3	110.4	82.6	367.6	88.8	85.9	86.7	88.7	350.1
Insurance policy benefits - fair value changes in embedded derivative liabilities	—	—	—	—	—	—	—	3.2	—	3.2
Amounts added to policyholder account balances:
Annuity products and interest-sensitive life products other than fixed index products	32.4	31.4	32.4	31.4	127.6	31.6	30.3	28.9	29.6	120.4
Fixed index products	10.6	0.5	6.3	8.4	25.8	7.1	3.0	(4.1)	3.4	9.4
Amortization related to operations	11.1	3.4	19.8	14.4	48.7	8.6	9.4	10.4	11.4	39.8
Amortization related to net realized investment gains (losses)	(0.6)	1.0	(1.3)	2.2	1.3	(0.4)	(0.3)	0.9	—	0.2
Amortization related to fair value changes in embedded derivative liabilities	—	—	—	—	—	—	—	(2.6)	—	(2.6)
Interest expense on investment borrowings	5.0	5.0	5.1	4.9	20.0	4.9	5.0	5.3	5.1	20.3
Other operating costs and expenses	18.9	20.2	21.8	21.1	82.0	17.8	20.5	16.8	23.7	78.8
Total benefits and expenses	167.7	145.8	194.5	165.0	673.0	158.4	153.8	145.5	161.9	619.6
Income (loss) before income taxes	$(0.2)	$2.8	$(35.3)	$(5.4)	$(38.1)	$6.8	$6.5	$4.3	$3.0	$20.6

Health underwriting margins (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Long-term care:
Earned premium	$7.7	$7.5	$7.5	$7.2	$29.9	$7.3	$7.0	$6.9	$6.4	$27.6
Benefit ratio before interest income on reserves	187.2%	212.9%	201.7%	243.0%	210.8%	235.7%	205.8%	227.5%	237.1%	226.4%
Interest-adjusted benefit ratio	96.8%	128.0%	116.9%	155.1%	123.8%	148.0%	106.4%	126.1%	127.8%	127.3%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$0.2	$(2.1)	$(1.2)	$(4.0)	$(7.1)	$(3.5)	$(0.5)	$(1.8)	$(1.9)	$(7.7)

CNO Financial Group, Inc.
Other CNO Business
Average liabilities for insurance products (in millions) (continued)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Annuities:
Mortality based	$212.0	$210.9	$209.8	$209.2	$210.5	$207.8	$205.9	$218.9	$231.9	$216.1
Fixed index	743.6	728.1	705.5	678.0	713.8	652.1	632.1	607.6	577.9	617.4
Deposit based	620.0	659.6	705.0	698.8	670.9	692.0	687.4	666.5	645.0	672.7
Separate accounts	17.1	16.3	16.2	17.1	16.7	17.8	17.7	16.4	15.2	16.8
Other health	480.9	480.1	479.4	479.8	480.0	481.8	481.9	481.3	481.4	481.6
Life:
Interest sensitive	2,607.2	2,593.7	2,581.0	2,560.1	2,585.5	2,527.4	2,506.1	2,484.6	2,456.6	2,493.7
Non-interest sensitive	844.9	839.9	831.2	820.5	834.1	805.6	790.9	780.6	774.0	787.8
Total average liabilities for insurance products, net of reinsurance ceded	$5,525.7	$5,528.6	$5,528.1	$5,463.5	$5,511.5	$5,384.5	$5,322.0	$5,255.9	$5,182.0	$5,286.1

Present value of future profits (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$58.9	$57.1	$54.7	$44.8	$58.9	$32.8	$29.8	$26.1	$24.4	$32.8
Amortization related to operations	(1.3)	(1.6)	(9.7)	(7.1)	(19.7)	(2.4)	(2.2)	(1.1)	(3.6)	(9.3)
Amortization related to net realized investment (gains) losses	—	—	0.1	—	0.1	—	—	—	—	—
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(0.5)	(0.8)	(0.3)	(4.9)	(6.5)	(0.6)	(1.5)	(0.6)	0.5	(2.2)
Balance, end of period	$57.1	$54.7	$44.8	$32.8	$32.8	$29.8	$26.1	$24.4	$21.3	$21.3

Deferred acquisition costs (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$207.8	$199.4	$181.8	$156.9	$207.8	$162.0	$151.8	$141.9	$117.5	$162.0
Deferred acquisition expenses	7.9	2.1	1.7	1.9	13.6	1.9	1.9	1.2	1.0	6.0
Other adjustments	—	(3.9)	(6.8)	—	(10.7)	—	—	—	—	—
Amortization related to operations	(9.8)	(1.8)	(10.1)	(7.3)	(29.0)	(6.2)	(7.2)	(9.3)	(7.8)	(30.5)
Amortization related to net realized investment (gains) losses	0.6	(1.0)	1.2	(2.2)	(1.4)	0.4	0.3	(0.9)	—	(0.2)
Amortization related to fair value changes in embedded derivative liabilities	—	—	—	—	—	—	—	2.6	—	2.6
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(7.1)	(13.0)	(10.9)	12.7	(18.3)	(6.3)	(4.9)	(18.0)	1.6	(27.6)
Balance, end of period	$199.4	$181.8	$156.9	$162.0	$162.0	$151.8	$141.9	$117.5	$112.3	$112.3

Other CNO Business Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-force Business	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Revenues
Insurance policy income	$74.8	$73.2	$75.7	$74.2	$297.9	$71.5	$72.5	$72.2	$73.8	$290.0
Net investment income (loss)	92.6	80.4	96.5	95.1	364.6	94.7	86.7	74.6	88.1	344.1
Fee revenue and other income	—	—	—	—	—	—	—	—	—	—
Total revenues	167.4	153.6	172.2	169.3	662.5	166.2	159.2	146.8	161.9	634.1

Benefits and expenses
Insurance policy benefits	133.3	116.2	149.1	122.4	521.0	127.5	119.2	111.5	121.7	479.9
Interest expense	5.0	5.0	5.1	4.9	20.0	4.9	5.0	5.3	5.1	20.3
Amortization	11.1	3.4	19.8	14.4	48.7	8.6	9.4	10.4	11.4	39.8
Other operating costs and expenses	18.9	20.2	21.8	21.1	82.0	17.8	20.5	16.8	23.7	78.8
Total benefits and expenses	168.3	144.8	195.8	162.8	671.7	158.8	154.1	144.0	161.9	618.8
EBIT from In-Force Business	$(.9)	$8.8	$(23.6)	$6.5	$(9.2)	$7.4	$5.1	$2.8	$—	$15.3

EBIT from New Business

Revenues
Insurance policy income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income (loss)	—	—	—	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—	—	—	—	—

Benefits and expenses
Insurance policy benefits	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization	—	—	—	—	—	—	—	—	—	—
Other operating costs and expenses	—	—	—	—	—	—	—	—	—	—
Total benefits and expenses	—	—	—	—	—	—	—	—	—	—
EBIT from New Business	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

EBIT from In-Force and New Business

Revenues
Insurance policy income	$74.8	$73.2	$75.7	$74.2	$297.9	$71.5	$72.5	$72.2	$73.8	$290.0
Net investment income (loss)	92.6	80.4	96.5	95.1	364.6	94.7	86.7	74.6	88.1	344.1
Fee revenue and other income	—	—	—	—	—	—	—	—	—	—
Total revenues	167.4	153.6	172.2	169.3	662.5	166.2	159.2	146.8	161.9	634.1

Benefits and expenses
Insurance policy benefits	133.3	116.2	149.1	122.4	521.0	127.5	119.2	111.5	121.7	479.9
Interest expense	5.0	5.0	5.1	4.9	20.0	4.9	5.0	5.3	5.1	20.3
Amortization	11.1	3.4	19.8	14.4	48.7	8.6	9.4	10.4	11.4	39.8
Other operating costs and expenses	18.9	20.2	21.8	21.1	82.0	17.8	20.5	16.8	23.7	78.8
Total benefits and expenses	168.3	144.8	195.8	162.8	671.7	158.8	154.1	144.0	161.9	618.8
EBIT from In-Force and New Business	$(.9)	$8.8	$(23.6)	$6.5	$(9.2)	$7.4	$5.1	$2.8	$—	$15.3

CNO Financial Group, Inc.
Corporate Operations
Analysis of loss before taxes (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Net investment income (loss):
General account invested assets	$—	$0.1	$—	$—	$0.1	$—	$0.9	$1.1	$1.0	$3.0
Other special-purpose portfolios	0.2	(3.2)	3.4	(1.9)	(1.5)	8.2	(0.1)	(13.7)	(3.1)	(8.7)
Fee revenue and other income	0.5	0.4	0.4	0.3	1.6	0.4	0.2	0.3	0.4	1.3
Net operating results of variable interest entities	2.4	1.1	1.9	1.8	7.2	2.0	0.2	3.8	1.5	7.5
Interest expense on investment borrowings	—	—	—	—	—	—	—	(0.1)	(0.1)	(0.2)
Other operating costs and expenses	(8.1)	(10.2)	(18.0)	(13.9)	(50.2)	(11.1)	(12.5)	(18.9)	(8.1)	(50.6)
Corporate operations, excluding corporate interest expense	(5.0)	(11.8)	(12.3)	(13.7)	(42.8)	(0.5)	(11.3)	(27.5)	(8.4)	(47.7)
Interest expense on corporate debt	(19.5)	(19.8)	(20.0)	(20.0)	(79.3)	(20.6)	(19.3)	(18.7)	(17.7)	(76.3)
Loss before income taxes	$(24.5)	$(31.6)	$(32.3)	$(33.7)	$(122.1)	$(21.1)	$(30.6)	$(46.2)	$(26.1)	$(124.0)

CNO Financial Group, Inc.
Bankers Life
Premiums collected on insurance products (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Annuities

Fixed index (first-year)	$104.0	$146.9	$146.3	$180.5	$577.7	$148.2	$163.9	$208.0	$188.3	$708.4

Other fixed rate (first-year)	119.1	133.1	118.4	52.9	423.5	73.1	94.1	55.1	50.6	272.9
Other fixed rate (renewal)	1.1	1.1	1.1	1.0	4.3	0.9	1.1	1.0	1.2	4.2
Subtotal - other fixed rate annuities	120.2	134.2	119.5	53.9	427.8	74.0	95.2	56.1	51.8	277.1

Total annuities	224.2	281.1	265.8	234.4	1,005.5	222.2	259.1	264.1	240.1	985.5

Health

Medicare supplement (first-year)	27.2	29.4	29.3	30.5	116.4	25.1	24.7	24.5	27.0	101.3
Medicare supplement (renewal)	149.4	139.4	140.8	151.8	581.4	153.7	144.3	146.8	155.1	599.9
Subtotal - Medicare supplement	176.6	168.8	170.1	182.3	697.8	178.8	169.0	171.3	182.1	701.2

Long-term care (first-year)	4.8	5.5	5.7	6.2	22.2	6.1	6.0	5.9	5.5	23.5
Long-term care (renewal)	144.7	141.1	139.3	137.3	562.4	138.8	136.9	131.9	130.8	538.4
Subtotal - long-term care	149.5	146.6	145.0	143.5	584.6	144.9	142.9	137.8	136.3	561.9

PDP and PFFS (first-year)	1.4	0.7	0.6	1.0	3.7	0.4	0.2	0.6	0.6	1.8
PDP and PFFS (renewal)	16.7	13.4	15.0	17.6	62.7	10.6	14.4	15.6	14.1	54.7
Subtotal - PDP and PFFS	18.1	14.1	15.6	18.6	66.4	11.0	14.6	16.2	14.7	56.5

Other health (first-year)	0.6	0.5	0.5	0.5	2.1	0.4	0.3	0.4	0.5	1.6
Other health (renewal)	2.3	2.4	2.2	2.3	9.2	2.5	2.3	2.3	2.3	9.4
Subtotal - other health	2.9	2.9	2.7	2.8	11.3	2.9	2.6	2.7	2.8	11.0

Total health	347.1	332.4	333.4	347.2	1,360.1	337.6	329.1	328.0	335.9	1,330.6

Life insurance

First-year	20.2	24.8	25.8	26.9	97.7	24.7	29.4	30.9	30.8	115.8
Renewal	26.3	27.3	29.0	29.3	111.9	31.7	32.6	34.6	35.3	134.2

Total life insurance	46.5	52.1	54.8	56.2	209.6	56.4	62.0	65.5	66.1	250.0

Collections on insurance products

Total first-year premium collections on insurance products	277.3	340.9	326.6	298.5	1,243.3	278.0	318.6	325.4	303.3	1,225.3
Total renewal premium collections on insurance products	340.5	324.7	327.4	339.3	1,331.9	338.2	331.6	332.2	338.8	1,340.8

Total collections on insurance products	$617.8	$665.6	$654.0	$637.8	$2,575.2	$616.2	$650.2	$657.6	$642.1	$2,566.1

CNO Financial Group, Inc.
Washington National
Premiums collected on insurance products (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Health

Medicare supplement (first-year)	$1.2	$1.1	$0.7	$0.8	$3.8	$0.6	$0.5	$0.4	$0.4	$1.9
Medicare supplement (renewal)	39.5	37.6	37.2	36.7	151.0	34.7	32.6	31.5	31.4	130.2
Subtotal - Medicare supplement	40.7	38.7	37.9	37.5	154.8	35.3	33.1	31.9	31.8	132.1

Supplemental health (first-year)	12.5	13.1	13.0	13.4	52.0	13.2	13.7	13.2	14.0	54.1
Supplemental health (renewal)	87.1	87.1	88.5	90.8	353.5	93.7	95.2	95.2	96.0	380.1
Subtotal - supplemental health	99.6	100.2	101.5	104.2	405.5	106.9	108.9	108.4	110.0	434.2
Other health (all renewal)	1.1	1.0	1.3	1.2	4.6	1.0	0.8	0.9	0.8	3.5

Total health	141.4	139.9	140.7	142.9	564.9	143.2	142.8	141.2	142.6	569.8

Life insurance

First-year	0.2	0.1	0.1	0.4	0.8	0.4	0.3	0.4	0.1	1.2
Renewal	4.2	3.7	3.7	3.8	15.4	3.9	3.6	3.7	3.6	14.8

Total life insurance	4.4	3.8	3.8	4.2	16.2	4.3	3.9	4.1	3.7	16.0

Collections on insurance products

Total first-year premium collections on insurance products	13.9	14.3	13.8	14.6	56.6	14.2	14.5	14.0	14.5	57.2
Total renewal premium collections on insurance products	131.9	129.4	130.7	132.5	524.5	133.3	132.2	131.3	131.8	528.6

Total collections on insurance products	$145.8	$143.7	$144.5	$147.1	$581.1	$147.5	$146.7	$145.3	$146.3	$585.8

CNO Financial Group, Inc.
Colonial Penn
Premiums collected on insurance products (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Life insurance

First-year	$7.9	$8.1	$8.1	$8.2	$32.3	$8.7	$8.6	$8.9	$9.2	$35.4
Renewal	39.4	38.6	38.8	38.6	155.4	40.7	39.9	40.3	40.1	161.0

Total life insurance	47.3	46.7	46.9	46.8	187.7	49.4	48.5	49.2	49.3	196.4

Health (all renewal)

Medicare supplement	1.5	1.6	1.4	1.5	6.0	1.3	1.4	1.3	1.2	5.2

Other health	0.1	0.1	0.1	0.1	0.4	0.2	0.1	0.1	0.1	0.5

Total health	1.6	1.7	1.5	1.6	6.4	1.5	1.5	1.4	1.3	5.7

Collections on insurance products

Total first-year premium collections on insurance products	7.9	8.1	8.1	8.2	32.3	8.7	8.6	8.9	9.2	35.4
Total renewal premium collections on insurance products	41.0	40.3	40.3	40.2	161.8	42.2	41.4	41.7	41.4	166.7

Total collections on insurance products	$48.9	$48.4	$48.4	$48.4	$194.1	$50.9	$50.0	$50.6	$50.6	$202.1

CNO Financial Group, Inc.
Other CNO Business
Premiums collected on insurance products (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Annuities

Fixed index (first-year)	$3.5	$2.0	$2.4	$2.4	$10.3	$2.7	$2.7	$2.2	$1.9	$9.5
Fixed index (renewal)	1.2	1.5	0.9	1.0	4.6	0.9	1.4	0.8	0.8	3.9
Subtotal - fixed index annuities	4.7	3.5	3.3	3.4	14.9	3.6	4.1	3.0	2.7	13.4

Other fixed rate (first-year)	0.2	0.5	0.2	—	0.9	0.4	1.6	0.1	—	2.1
Other fixed rate (renewal)	0.2	0.2	0.1	0.1	0.6	0.2	0.2	0.2	0.3	0.9
Subtotal - other fixed rate annuities	0.4	0.7	0.3	0.1	1.5	0.6	1.8	0.3	0.3	3.0

Total annuities	5.1	4.2	3.6	3.5	16.4	4.2	5.9	3.3	3.0	16.4

Health

Long-term care (all renewal)	7.7	7.5	7.1	6.9	29.2	7.4	7.0	6.5	6.1	27.0
Other health (all renewal)	0.7	0.7	0.5	0.6	2.5	0.2	0.2	0.2	0.2	0.8

Total health	8.4	8.2	7.6	7.5	31.7	7.6	7.2	6.7	6.3	27.8

Life insurance

First-year	0.6	0.7	0.6	0.4	2.3	0.4	0.9	0.3	0.5	2.1
Renewal	49.6	46.2	47.2	46.3	189.3	46.0	48.0	43.7	39.6	177.3

Total life insurance	50.2	46.9	47.8	46.7	191.6	46.4	48.9	44.0	40.1	179.4

Collections on insurance products

Total first-year premium collections on insurance products	4.3	3.2	3.2	2.8	13.5	3.5	5.2	2.6	2.4	13.7
Total renewal premium collections on insurance products	59.4	56.1	55.8	54.9	226.2	54.7	56.8	51.4	47.0	209.9

Total collections on insurance products	$63.7	$59.3	$59.0	$57.7	$239.7	$58.2	$62.0	$54.0	$49.4	$223.6

CNO Financial Group, Inc.
New Annualized Premiums ("NAP") (in millions)

Bankers Life	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Medicare supplement	$19.4	$21.0	$16.0	$31.8	$88.2	$18.3	$18.6	$19.4	$31.5	$87.8
Life	15.8	17.3	16.3	15.9	65.3	16.6	18.6	18.2	17.0	70.4
Long-term care	8.6	8.7	7.2	6.7	31.2	6.9	7.3	7.3	7.0	28.5
Annuity	13.7	17.0	15.8	14.2	60.7	13.4	15.6	15.9	14.3	59.2
Subtotal Bankers Life	57.5	64.0	55.3	68.6	245.4	55.2	60.1	60.8	69.8	245.9

Washington National

Supplemental health	14.6	17.5	18.0	17.5	67.6	15.7	17.9	18.6	18.9	71.1
Medicare supplement	1.1	0.7	0.4	0.8	3.0	0.5	0.4	0.3	0.3	1.5
Life	0.7	0.7	0.8	0.7	2.9	0.8	0.8	0.9	1.8	4.3
Annuity	0.3	0.2	0.2	0.2	0.9	0.2	0.3	0.2	0.2	0.9
Subtotal Washington National	16.7	19.1	19.4	19.2	74.4	17.2	19.4	20.0	21.2	77.8

Colonial Penn

Graded Life	13.1	12.2	11.5	9.5	46.3	13.6	12.8	12.7	12.3	51.4

Total NAP	$87.3	$95.3	$86.2	$97.3	$366.1	$86.0	$92.3	$93.5	$103.3	$375.1

CNO Financial Group, Inc.
Statutory information - consolidated basis (7) (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Net gain from operations before interest expense and federal income taxes	$55.6	$66.0	$97.3	$109.1	$328.0	$114.0	$92.9	$91.9	$132.8	$431.6
Interest expense on surplus debentures held by parent company	12.0	12.2	12.2	12.3	48.7	12.0	12.2	22.7	12.3	59.2

Net gain from operations before federal income taxes	43.6	53.8	85.1	96.8	279.3	102.0	80.7	69.2	120.5	372.4
Federal income tax expense (benefit)	4.3	7.6	1.6	4.3	17.8	0.6	2.0	3.7	3.0	9.3

Net gain from operations before net realized capital gains (losses)	39.3	46.2	83.5	92.5	261.5	101.4	78.7	65.5	117.5	363.1
Net realized capital gains (losses)	(13.5)	(10.2)	(10.3)	(45.6)	(79.6)	(15.0)	2.4	10.5	5.8	3.7

Net income	$25.8	$36.0	$73.2	$46.9	$181.9	$86.4	$81.1	$76.0	$123.3	$366.8

Capital and surplus	$1,418.5	$1,434.7	$1,443.1	$1,525.1	$1,525.1	$1,567.4	$1,551.5	$1,553.1	$1,578.1	$1,578.1
Asset valuation reserve (AVR)	46.0	61.9	78.6	71.3	71.3	97.7	116.5	143.2	168.4	168.4

Capital, surplus and AVR	1,464.5	1,496.6	1,521.7	1,596.4	1,596.4	1,665.1	1,668.0	1,696.3	1,746.5	1,746.5

Interest maintenance reserve (IMR)	308.6	319.5	343.9	428.1	428.1	448.3	475.8	507.1	552.0	552.0

Total statutory capital, surplus, AVR & IMR	$1,773.1	$1,816.1	$1,865.6	$2,024.5	$2,024.5	$2,113.4	$2,143.8	$2,203.4	$2,298.5	$2,298.5

Notes

(1) Excludes accumulated other comprehensive income (loss).

(2) Shareholders' equity divided by common shares outstanding.

(3) Assumes conversion of all convertible securities.

(4) Management believes that an analysis of earnings before net realized investment gains (losses), fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, corporate interest expense, loss on extinguishment of debt and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because these items are unrelated to the company's underlying fundamentals.

(5) Management believes that an analysis of Net income applicable to common stock before: (i) loss on extinguishment of debt, net of income taxes; (ii) net realized investment gains or losses, net of related amortization and income taxes; and (iii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and income taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. The impact of fair value changes in embedded derivative liabilities caused by interest rate fluctuations was insignificant in prior periods. Prior to June 30, 2011, certain of our trading securities were held to offset the income statement volatility caused by the effect of interest rate fluctuations on the value of embedded derivatives related to our fixed index annuity products. During 2Q2011, these securities were sold.

(6) Management believes that an analysis of EBIT, separated between in-force and new business provides increased clarity around the value drivers of our business, particularly since the new business results are significantly impacted by the rate of sales, mix of business and the distribution channel through which new sales are made. EBIT from new business includes pre-tax revenues and expenses associated with new sales of our insurance products during the first year after the sale is completed. EBIT from in-force business includes all pre-tax revenues and expenses associated with sales of insurance products that were completed more than one year before the end of the reporting period. The allocation of certain revenues and expenses between new and in-force business is based on estimates, which we believe are reasonable.

(7) Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.